                            SUPPLEMENT TO PROSPECTUS
          FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT A
                                DATED MAY 1, 1999


PAYMENT ENHANCEMENTS

         WE are currently offering a new promotional payment enhancement for initial and subsequent purchase payments to contracts issued on and after June 21, 1999. Subsequent payments to contracts issued prior to June 21, 1999 will continue to receive the payments enhancement rates in effect at the time of the issuance of the contract. The payment enhancement rates, as a percentage of purchase payments, are as follows:


   CUMULATIVE PURCHASE                               PAYMENT ENHANCEMENT
        PAYMENTS
                                GUARANTEED RATE          PROMOTIONAL RATE           PROMOTIONAL RATE
                            (Contracts Issued Prior  (Contracts Issued on or    (Contracts Issued on or
                              to January 1, 1999)    After January 1, 1999 but    After June 21, 1999)
                                                      Prior to June 21, 1999)

Less than $500,000                   3.0%                     4.0%                        5.0%

$500,000 or more but less
than $2.5 million                    4.0%                     5.0%                        5.5%

$2.5 million or more                 5.0%                     6.0%                        6.0%

Promotional Payment Enhancement rates may be terminated at any time. Contract owners should not rely on the promotional payment enhancement being in effect for subsequent payments.

         Payment enhancements are considered to be investment earnings, not purchase payments, and are taxable as income upon withdrawal.


TRANSFERS AMONG INVESTMENT OPTIONS

         The following disclosure supplements the disclosure under "Transfers Among Investment Options."

"Where permitted by law, we may accept your authorization for a third party to make transfers for you subject to our rules. However, the contract is not designed for professional market timing organizations or other entities or persons engaging in programmed, frequent or large exchanges (collectively, "market timers") to speculate on short-term movements in the market since such activity may be disruptive to the Trust portfolios and increase their transaction costs. Therefore, in order to prevent excessive use of the exchange privilege, we reserve the right to (a) reject or restrict any specific purchase and exchange requests and (b) impose specific limitations with respect to market timers including restricting exchanges by market timers to certain variable investment options (transfers by market timers into or out of fixed investment options is not permitted)."



                         SUPPLEMENT DATED JUNE 21, 1999.